As filed with the U.S. Securities and Exchange Commission on January 6, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

425 South Financial Place

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Douglas M. Jackman

Thomas White International, Ltd.

425 South Financial Place

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2019 – 10/31/2020

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2020

INTERNATIONAL FUND

AMERICAN OPPORTUNITIES FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on the Funds’ website (www.thomaswhitefunds.com/fundreports-and-literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you hold your shares directly with the Funds, by calling 1-800-811-0535.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-811-0535 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper may apply to all funds that you hold through the financial intermediary and will apply to all Funds held directly.

Message to Shareholders

Dear Thomas White Funds Shareholders:

We hope you, your family, friends and colleagues remain safe and healthy in these challenging times. 2020 has seen global economic volatility created by the COVID-19 virus, but with unprecedented speed, effective vaccines appear to be ready for distribution soon that may allow a return to normalcy by mid-2021. At Thomas White International, we are honored to be able to work with our clients to help navigate this environment. We appreciate your long-time confidence and look forward to expanding our shareholder base.

The past twelve months have seen an unprecedented global health scare with the onset of the COVID-19 pandemic that moved into the general public consciousness in mid-January of 2020. Equity markets in 2019 recorded one of their strongest years in recent memory, and early 2020 continued to build upon that momentum until the uncertainties of the effects of the virus began to quickly set in. From February 19th until March 23rd, the S&P 500 Index declined -33.9% and the Russell 1000 Value Index declined -38.3%. For international markets, the MSCI All Country World ex US Index declined -33.1% while the MSCI Emerging Market Index declined -31.3% during this period. This represents one of the sharpest declines in market history, largely driven by fear and economic uncertainty.

Lesson Learned From the Global Financial Crisis

There were significant lessons that were learned in prior periods like the Global Financial Crisis in 2007-08 that were applied effectively in 2020. The COVID-19 market turmoil was not driven by excess leverage, as seen during the 2007-08 crisis, or by the collapse of high equity valuations during the Tech Bubble of the late 1990s, but rather by the panic surrounding stay-at-home orders, their economic impact, and the uncertainty surrounding the potential lethality of the COVID-19 virus. Globally, governments provided immediate and unprecedented fiscal and monetary stimulus that enabled markets to continue to function normally. On March 3rd, the U.S. Federal Reserve implemented an emergency rate cut of 50 basis points, only to follow with another cut on March 15th to a range of 0.00% to 0.25%. The Fed followed with increased quantitative easing to provide immediate liquidity to banks and the markets. Fiscal stimulus followed on March 26th, as the U.S. Senate unanimously passed a $2 trillion stimulus package that provided funds for businesses large and small, as well as record levels of unemployment compensation to workers fired as businesses shuttered across the country. Around the globe, institutions like the European Central Bank and the Bank of Japan followed suit with liquidity measures, and legislative bodies enacted similarly scaled fiscal packages to support their economies.

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Markets reached their lows on Monday, March 23rd and continued a dramatic rebound throughout the next seven months. The recovery occurred as society was transformed due to the social restrictions of the virus, but also through the leverage of technologies used like never before. Web based video conferencing saw massively expanded use by companies around the world, with these services also becoming integral to staying connected with friends and families, as many people were social distancing or locked down in their homes. Students of all ages began studying remotely, a concept never before anticipated on such a large scale. As technology was embraced, a new reality set in, as many businesses discovered a hidden capacity to operate effectively with a remote workforce.

Markets forces reacted quickly to this rapidly changing environment. The technology sector benefitted greatly from demand for new devices, expanded home office technology and an increased need for internet bandwidth. Leisure time was impacted as people did not travel by air but stayed closer to home and went camping, rode bikes or stayed on the couch and used streaming services to binge movies with their families. Real estate was impacted as a number of people looked to migrate out of densely populated urban areas to the suburbs or even more remote, secluded locations. Others staying at home invested in renovations and updates to create spaces for the entire household to live, study and work efficiently and effectively at all hours.

Without the improvement over the past twenty years in technology, communications and connectivity, it is unlikely that these sudden changes in how society operates would have occurred as smoothly as they did. This leads one to question: “What does the future hold?” As of the date of this letter, multiple vaccines are moving through the final stages of approval, having been developed in record time. Expectations appear to be that the world should be able to reopen safely around mid-2021. Will life go back to how things were before 2020? The simple answer is likely to be no. Society and businesses are anticipated to embrace the positives that have come out of such a dramatic crisis to improve productivity and create greater flexibility, which should yield benefits well into the future.

What Do We See Happening Next?

We expect technology will continue to transform business and personal lives which should give rise to attractive investment opportunities across sectors, as well as around the world as technology continues to reshape global communications and commerce. Our investment team is keenly focused on understanding how these changes in behavior are expected to impact the demand for products and services.

Changes in consumer behavior with respect to travel and leisure are occurring rapidly - will these be permanent? Pent up demand for leisure travel is expected to be released at some point, but we believe business travel will be slow to recover, although not eliminated, due to the acceptance and ease of video conferencing. As a new normal is being defined for social and business interactions, we expect that a number of close-proximity leisure activities will recover and persist, such as attending a movie in a

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theater or enjoying a live sporting event. It is possible that demand for those activities could be heightened due to savings in time and money in other areas.

As we have discussed in previous communications, we always want to understand a company and its market valuations in order to best position our clients for long-term returns. Hype of a company or product can often lead to disappointment when it is unable to deliver on promises. This inflated expectation often occurs in extreme environments like the one we have experienced in 2020. Our experienced team has managed client portfolios through many investment cycles over the past twenty-five years. In the end, we believe it is important to focus on a company’s ability to generate future growth and cash flow to understand if their price is justified by its fundamental valuation metrics. Former U.S. Federal Reserve Chairman Alan Greenspan coined the term “irrational exuberance” during the Tech Bubble of the late 1990s, noting that excessively high valuation ratios can lead to long-term disappointment. Since that time, global markets have achieved new highs, despite some bumps along the way. We believe 2021 and beyond holds promise as the global economy rapidly adapts to the changing economic and political landscape.

We want to thank all of our shareholders for your continued trust in our firm as we remain committed as ever to helping you achieve your long-term investment goals. Please feel free to visit our website www.thomaswhitefunds.com for our quarterly market reviews and commentaries, or call us at 1-800-811-0535 with any questions.

Douglas M. Jackman, CFA

President and Portfolio Manager

Thomas White International and Thomas White Funds

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This report is for the information of shareholders of the Thomas White Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to a Fund. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Basis Point: Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (i.e. depreciation) and interest expense to pretax income.

S&P 500 Index: The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities.

Russell 1000 Value Index: The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

MSCI All Country World ex US Index: The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

While there are no sales charges, management fees and other expenses still apply. Please refer to the prospectus for further details.

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THOMAS WHITE INTERNATIONAL FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.24%	1.63%	1.24%
Class I	None	None	None	None	0.99%	1.40%	0.99%

1 In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.63% for Investor Class shares and 1.49% for Class I shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus dated as of March 1, 2020, and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.24% and 0.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2021. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

	NAV	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$14.47	$18.0 million	2.00%	24%
Class I	$14.43	$57.5 million	2.00%

* On shares purchased and held for less than sixty days (as a percentage of amount redeemed, if applicable).

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THOMAS WHITE INTERNATIONAL FUND

Total Returns as of October 31, 2020 (Unaudited)
					Annualized
Class	Sales Charge	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*

Investor Class shares (TWWDX)	None	17.43%	-6.05%	-0.86%	-1.19%	2.63%	2.24%	6.11%

Class I shares[1] (TWWIX)	None	17.60%	-5.83%	-0.54%	-0.92%	2.89%	2.45%	6.20%

MSCI All Country World ex US Index[2]	N/A	12.22%	-7.47%	-2.61%	-0.19%	4.26%	3.43%	4.86%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in expenses applicable to each class which are primarily differences in service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.63% (Investor Class) and 1.40% (Class I).

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OCTOBER 31, 2020

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2020. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 24.81% for the Fund’s Investor Class shares and 40.12% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 6.11%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses.

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THOMAS WHITE INTERNATIONAL FUND

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies located in emerging market countries.

Portfolio Managers

Jinwen Zhang, Ph.D., CFA

Douglas M. Jackman, CFA

Wei Li, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CFA, CMA

Ramkumar Venkatramani, CFA

Performance Review

The Thomas White International Fund Class I shares returned -0.54% for the one-year period ended October 31, 2020, compared to -2.61% for the benchmark MSCI All Country World ex US Index.

International equity prices saw heightened volatility during the review period as the unexpected and unprecedented COVID-19 pandemic forced governments to shutdown most economic activities. Alarmed by the sharp decline in demand, equity markets sold off in March 2020. However, the recovery was also quick as governments and central banks across the world rolled out substantial fiscal and monetary support measures. Helped by these policy steps, consumer spending was less impacted than initially feared. Recent economic data from most parts of the globe, especially Asia, continue to suggest that the recovery remains stronger than expected earlier. There are also signs of a healthy recovery in global trade volumes, driven by the robust demand rebound in the developed countries. Corporate earnings have also helped rebuild investor optimism as even businesses that were among the most affected by the pandemic shutdowns have been quick to adjust to the changed environment.

Portfolio Review

Strong stock selection in the consumer discretionary, communication services, and healthcare sectors contributed to the Fund’s relative outperformance when compared to its benchmark during the review period. Stock selection was less effective in the energy, industrials and technology sectors. At the region/country level, selection effect was most beneficial in the developed Asia Pacific area, including Japan. Being overweight technology and underweight real estate also helped the Fund’s relative outperformance for the fiscal year.

Taiwan Semiconductor, the largest manufacturer of chipsets for cellphones and other devices, contributed the most to Fund returns for the year. The company is seeing strong demand for its most advanced foundry lines as some of its competitors have struggled to quickly scale up their processes. Alibaba, the major ecommerce group in Asia, advanced as the resurgent Chinese economy is likely to drive consumer demand. Tencent, the leading online gaming and instant communications provider in Asia, benefited from increased demand for its services and robust earnings growth. Techtronic Industries, the world’s leading manufacturer of power tools, continued to gain as housing sectors in most developed markets have seen strong demand after the

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OCTOBER 31, 2020

pandemic related shutdowns. Nintendo, a Japanese manufacturer of gaming consoles, benefited from better than expected volume growth for its devices.

The Fund’s financials holdings detracted the most from returns during the year on concerns about further decline in net interest margins as well as higher risk of loan losses. Holdings that declined include FirstRand of South Africa, Itaũ Unibanco of Brazil and European bank ING Groep. The Fund’s energy holdings declined as weaker oil prices led to cautious comments from company managements about long term energy demand as well as the prospect of further dividend cuts. Integrated European energy groups BP and Royal Dutch Shell were among the most affected during the review period.

Outlook

With the uncertainties about the U.S. presidential elections behind us, investors are likely to pay more attention to the potential boost to economic growth next year. Some of the vaccines and therapies now under development are reported to be more effective than expected and their early availability should help normalize economic activity. Recent gains in prices of industrial commodities and ocean freight rates are early signs of the rapidly healing global economy. The second waves of pandemic spread in Europe and other regions do not yet appear as threatening as in the first half of 2020, and are likely to be contained in early 2021 as effective vaccines become more widely available.

At the same time, governments and central banks are unlikely to ease up on the ongoing fiscal and monetary stimulus measures until the recovery has gained enough strength. This should help support healthy gains in corporate earnings and cash flows next year. In this likely scenario of healthier economic growth and relatively low interest rates, we expect international equities to advance further – led by financials and other sectors that we believe are relatively inexpensive and more sensitive to economic growth trends.

Thank you for your confidence in the Thomas White International Fund.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Country and Industry Allocation as of October 31, 2020

Country Allocation	% of TNA
Australia	4.9%

Brazil	2.0%

Canada	4.6%

China	18.2%

France	7.9%

Germany	3.6%

Hong Kong	4.9%

India	0.9%

Ireland	1.0%

Italy	2.6%

Japan	16.6%

Netherlands	5.2%

Russia	2.6%

Singapore	0.7%

South Korea	4.3%

Sweden	0.6%

Switzerland	5.3%

Taiwan	3.8%

United Kingdom	7.8%

Cash & Other	2.5%

Total	100.0%

Industry Allocation	% of TNA
Automobiles & Components	1.7%

Banks	4.3%

Capital Goods	8.6%

Commercial & Professional Services	1.6%

Consumer Durables & Apparel	6.4%

Consumer Services	2.4%

Diversified Financials	4.0%

Energy	1.7%

Food, Beverage & Tobacco	6.6%

Health Care Equipment & Services	4.5%

Household & Personal Products	2.0%

Insurance	4.9%

Materials	8.0%

Media & Entertainment	2.6%

Pharmaceuticals, Biotechnology & Life Sciences	7.6%

Real Estate	0.6%

Retailing	6.9%

Semiconductors & Semiconductor Equipment	5.6%

Software & Services	8.9%

Technology Hardware & Equipment	4.9%

Telecommunication Services	0.6%

Transportation	1.2%

Utilities	1.9%

Cash & Other	2.5%

Total	100.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Investment Portfolio	October 31, 2020

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (97.5%)

AUSTRALIA (4.9%)
	Aristocrat Leisure Limited +	Consumer Services	48,600	$984,553
	BHP Billiton Ltd +	Materials	40,500	973,856
	CSL Limited +	Pharmaceuticals, Biotechnology & Life Sciences	8,650	1,758,076

				3,716,485

BRAZIL (2.0%)
	JBS SA	Food, Beverage & Tobacco	96,200	324,581
	StoneCo Ltd. - A Shares *	Software & Services	11,200	588,448
	Suzano SA *	Materials	70,300	606,340

				1,519,369

CANADA (4.6%)
	Algonquin Power & Utilities Corp. #	Utilities	43,800	664,085
	Barrick Gold Corp.	Materials	20,600	550,756
	Canadian National Railway Company	Transportation	9,200	913,923
	Open Text Corporation	Software & Services	19,400	712,775
	Shopify, Inc. - Class A *	Software & Services	700	645,321

				3,486,860

CHINA (18.2%)
	Alibaba Group Holding Ltd. - ADR *	Retailing	11,500	3,503,935
	Anhui Conch Cement Company Limited - H Shares +	Materials	112,000	700,956
	China Resources Land Ltd. +	Real Estate	110,000	448,017
	JD.com, Inc. - ADR *	Retailing	10,400	847,808
	Kweichow Moutai Co., Ltd. - A Shares +	Food, Beverage & Tobacco	3,900	974,884
	Meituan - Class B * +	Retailing	21,900	819,211
	New Oriental Education & Technology Group, Inc. - ADR *	Consumer Services	5,300	850,014
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	103,000	1,057,385
	Sunny Optical Technology Group Co Ltd. +	Technology Hardware & Equipment	25,500	424,130
	Tencent Holdings Limited +	Software & Services	40,500	3,106,610
	Wuxi Biologics Cayman, Inc. * +	Pharmaceuticals, Biotechnology & Life Sciences	35,000	983,391

				13,716,341

FRANCE (7.9%)
	Air Liquide SA +	Materials	3,500	512,304
	BNP Paribas SA * +	Banks	14,900	522,439
	Dassault Systemes +	Software & Services	4,900	837,680
	Eiffage * +	Capital Goods	8,800	641,571
	Kering +	Consumer Durables & Apparel	1,400	847,002

The accompanying notes are an integral part of these financial statements.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

FRANCE (CONT.)
	L’Oreal +	Household & Personal Products	2,950	$955,382
	LVMH Moet Hennessy Louis Vuitton SE +	Consumer Durables & Apparel	2,150	1,009,378
	Safran SA * +	Capital Goods	6,125	650,885

				5,976,641

GERMANY (3.6%)
	Adidas AG * +	Consumer Durables & Apparel	1,450	430,853
	Deutsche Boerse AG +	Diversified Financials	3,000	441,584
	Muenchener Rueckversicherungs-Gesellschaft AG +	Insurance	2,200	514,857
	SAP SE +	Software & Services	8,100	863,243
	Scout24 AG +	Media & Entertainment	5,625	454,270

				2,704,807

HONG KONG (4.9%)
	AIA Group Limited +	Insurance	86,200	812,979
	Hong Kong Exchanges & Clearing Limited +	Diversified Financials	28,300	1,357,387
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	114,600	1,541,482

				3,711,848

INDIA (0.9%)
	HDFC Bank Ltd. - ADR *	Banks	11,900	683,536

IRELAND (1.0%)
	CRH PLC +	Materials	21,390	751,038

ITALY (2.6%)
	Enel SpA +	Utilities	96,000	764,575
	Ferrari NV +	Automobiles & Components	3,050	544,234
	Intesa Sanpaolo S.p.A. * +	Banks	408,300	677,374

				1,986,183

JAPAN (16.6%)
	KAJIMA CORPORATION +	Capital Goods	36,100	384,565
	Keyence Corp. +	Technology Hardware & Equipment	2,400	1,088,336
	KOSE Corporation +	Household & Personal Products	4,560	581,560
	MEIJI Holdings Co., Ltd. +	Food, Beverage & Tobacco	7,000	507,485
	Nidec Corporation +	Capital Goods	12,200	1,226,426
	Nintendo Co., Ltd. +	Media & Entertainment	2,800	1,528,963
	Recruit Holdings Co. Ltd. +	Commercial & Professional Services	14,900	569,128
	Shin-Etsu Chemical Co., Ltd. +	Materials	5,500	735,952
	Ship Healthcare Holdings, Inc. +	Health Care Equipment & Services	12,800	606,236
	SMC CORPORATION +	Capital Goods	1,800	950,402

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2020

Country	Issue	Industry	Shares	Value (US$)

JAPAN (CONT.)
	Sompo Holdings, Inc. +	Insurance	19,600	$733,231
	Sony Corp. +	Consumer Durables & Apparel	11,600	966,827
	Sumitomo Corporation +	Capital Goods	66,800	736,269
	Sysmex Corporation +	Health Care Equipment & Services	12,200	1,148,157
	Toyota Industries Corporation +	Automobiles & Components	11,800	763,261

				12,526,798

NETHERLANDS (5.2%)
	Airbus SE * +	Capital Goods	7,150	525,196
	ASML Holding N.V. +	Semiconductors & Semiconductor Equipment	3,625	1,317,881
	Euronext NV +	Diversified Financials	7,200	751,271
	Koninklijke Philips NV * +	Health Care Equipment & Services	16,120	748,887
	NN Group N.V. +	Insurance	15,900	556,169

				3,899,404

RUSSIA (2.6%)
	LUKOIL PJSC - ADR +	Energy	15,600	797,404
	Sberbank of Russia PJSC - ADR +	Banks	67,000	677,060
	United Co. RUSAL International PJSC * +	Materials	1,203,000	452,802

				1,927,266

SINGAPORE (0.7%)
	Singapore Exchange Ltd. +	Diversified Financials	78,700	499,799

SOUTH KOREA (4.3%)
	KB Financial Group Inc. +	Banks	18,330	654,247
	Samsung Electronics Co., Ltd. +	Technology Hardware & Equipment	43,900	2,201,425
	SK Telecom Co., Ltd. +	Telecommunication Services	2,200	416,393

				3,272,065

SWEDEN (0.6%)
	Alfa Laval AB * +	Capital Goods	22,700	460,773

SWITZERLAND (5.3%)
	Adecco Group AG +	Commercial & Professional Services	13,400	656,652
	Lonza Group AG +	Pharmaceuticals, Biotechnology & Life Sciences	1,050	635,044
	Nestle SA +	Food, Beverage & Tobacco	13,800	1,550,477
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	3,500	1,123,555

				3,965,728

The accompanying notes are an integral part of these financial statements.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

TAIWAN (3.8%)
	Taiwan Semiconductor Manufacturing Company, Ltd. - ADR	Semiconductors & Semiconductor Equipment	34,500	$2,893,515

UNITED KINGDOM (7.8%)
	Anglo American PLC +	Materials	31,400	737,343
	Ashtead Group Plc +	Capital Goods	26,200	950,743
	AstraZeneca Plc +	Pharmaceuticals, Biotechnology & Life Sciences	12,300	1,238,087
	BP p.l.c. +	Energy	184,850	472,757
	British American Tobacco P.L.C +	Food, Beverage & Tobacco	21,200	673,567
	Diageo Plc +	Food, Beverage & Tobacco	29,900	967,188
	Smith & Nephew plc +	Health Care Equipment & Services	50,900	884,947

				5,924,632

Total Common Stocks		(Cost $56,927,652)		73,623,088

Total Investments	97.5%	(Cost $56,927,652)		$73,623,088
Other Assets, Less Liabilities	2.5%			1,908,905
Total Net Assets:	100.0%			$75,531,993

*	Non-Income Producing Securities

#

All or a portion of securities on loan at October 31, 2020. The market value of the securities loaned was $924. The loaned securities were secured with non-cash collateral with a value of $1,032. The non-cash collateral received consists of short term investments and long term bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices. - See Note 1(I) to Financial Statements

+	Fair Valued Security

PLC - Public Limited Company

ADR - American Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

14	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2020

The following table summarizes the inputs used, as of October 31, 2020, in valuing the International Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Australia	$-------	$3,716,485	$-------	$3,716,485

Brazil	1,519,369	-------	-------	1,519,369

Canada	3,486,860	-------	-------	3,486,860

China	5,201,757	8,514,584	-------	13,716,341

France	-------	5,976,641	-------	5,976,641

Germany	-------	2,704,807	-------	2,704,807

Hong Kong	-------	3,711,848	-------	3,711,848

India	683,536	-------	-------	683,536

Ireland	-------	751,038	-------	751,038

Italy	-------	1,986,183	-------	1,986,183

Japan	-------	12,526,798	-------	12,526,798

Netherlands	-------	3,899,404	-------	3,899,404

Russia	-------	1,927,266	-------	1,927,266

Singapore	-------	499,799	-------	499,799

South Korea	-------	3,272,065	-------	3,272,065

Sweden	-------	460,773	-------	460,773

Switzerland	-------	3,965,728	-------	3,965,728

Taiwan	2,893,515	-------	-------	2,893,515

United Kingdom	-------	5,924,632	-------	5,924,632
Total Common Stocks	$13,785,037	$59,838,051	$-------	$73,623,088
Total Investments	$13,785,037	$59,838,051	$-------	$73,623,088

For more information on valuation inputs, please refer to Note 1 (A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.34%	1.55%	1.34%

1 In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.71% for Investor Class shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus dated as of March 1, 2020, and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2021. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

	NAV	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$12.95	$16.9 million	2.00%	31%

* On shares purchased and held for less than sixty days (as a percentage of amount redeemed, if applicable).

16	www.thomaswhitefunds.com

OCTOBER 31, 2020

Total Returns as of October 31, 2020 (Unaudited)
				Annualized
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)

Investor Class shares (TWAOX)	13.52%	-7.32%	-2.87%	3.44%	5.47%	9.14%	7.48%

Russell Midcap Total Return Index[1]	17.83%	-1.72%	4.12%	6.77%	8.95%	11.40%	9.18%

Russell Midcap Value Total Return Index[1,2]	13.64%	-12.03%	-6.94%	0.86%	5.32%	9.40%	8.70%

S&P 500 Index[1],2	13.29%	2.77%	9.71%	10.42%	11.71%	13.01%	6.57%

1 The Russell Midcap Total Return Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Value Total Return Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. All three indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2 Effective March 1, 2020, the secondary benchmark changed from the S&P 500 Index to the Russell Midcap Value Total Return Index based on the Advisor’s determination that the Russell Midcap Value Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.55%.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Total Return Index, and its secondary benchmark, Russell Midcap Value Total Return Index and the S&P 500 Index, for the past 10 years through October 31, 2020. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 139.81% for the Fund’s Investor Class shares, 194.42% for the primary benchmark, 145.65% for the secondary benchmark and 239.87% for the S&P 500 Index. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was 7.48%. The Fund’s primary benchmark, the Russell Midcap Total Return Index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s secondary benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. All three indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. Effective March 1, 2020, the secondary benchmark changed from the S&P 500 Index to the Russell Midcap Value Total Return Index based on the Advisor’s determination that the Russell Midcap Value Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

18	www.thomaswhitefunds.com

OCTOBER 31, 2020

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Portfolio Managers

Jinwen Zhang, Ph.D., CFA

Douglas M. Jackman, CFA

Wei Li, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CFA, CMA

Ramkumar Venkatramani, CFA

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned -2.87% for the one-year period ended October 31, 2020, while the Fund’s primary benchmark, the Russell Midcap Index, returned +4.12% and the secondary benchmark, the Russell Midcap Value Index, returned -6.94% during the same period.

During the review period, U.S. equity prices saw one of the most volatile periods in recent history triggered by an unexpected and unprecedented global pandemic. After a positive start to the fiscal year, equity prices dropped dramatically in early 2020 as the rapid spread of the COVID-19 virus forced state and local governments to shut down most normal activities. Helped by extraordinary fiscal and monetary measures, the markets stabilized and started recovering soon after. The rebound has been just as dramatic that, by the end of the review period, markets had recovered all their lows and were targeting new highs. Better than expected trial results for the vaccines and therapeutics under development have further boosted investor sentiment recently.

Portfolio Review

Weak stock selection in the technology, consumer discretionary, industrials, and healthcare sectors detracted the most from the Fund’s relative performance against the primary benchmark for the fiscal year. Stock selection was more effective in the real estate, utilities, and communication services sectors. Being underweight in communication services and overweight in utilities also hurt performance. Higher allocations to healthcare and materials sectors relative to the benchmark helped performance.

The Fund’s technology holdings contributed the most to returns during the period as the sector’s revenues and earnings were resilient during the demand decline. For several technology businesses, pandemic shutdowns accelerated demand growth due to the sudden changes in both business and consumer spending. Holdings that benefited the most included design software developers Cadence and Synopsys. Agilent Technologies, which provides analytical and measurement instruments, also benefited. Contract healthcare research provider Charles River Laboratories gained as demand for research services has increased strongly. Robust growth in ecommerce logistics helped Old Dominion Freight Lines.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Aircraft fuselage manufacturer Spirit AeroSystems detracted the most from returns during the review period as the decline in air traffic is expected to limit volume growth. Oil refiner Marathon Petroleum was hurt by the rapid decline in demand, though the outlook has improved more recently. Polaris, a manufacturer of recreational vehicles, lagged as lower disposable incomes during the economic downturn restricted discretionary spending. Fears of lasting demand decline negatively affected residential real estate investment trust (REIT) AvalonBay and office property REIT Boston Properties.

Outlook

While the economic downturn at the height of the pandemic was severe, the timely policy support measures have so far prevented further damage and likely set the stage for a robust recovery next year. Income support to small businesses and households helped partly offset lower consumer spending during the shutdown. Consumer confidence has held up well and has strengthened recently as the labor market recovery has been quicker than expected. Even industries such as hospitality and entertainment that were most affected by the pandemic could see stronger gains next year on pent up consumer demand. It is also notable that household finances in general are healthier than in earlier periods, except those in the lower income groups.

Despite the improved economic outlook, the U.S. Federal Reserve is likely to be very cautious in adjusting its ongoing monetary measures. The central bank seems to have the goal of ensuring that borrowing costs remain very affordable until the recovery is well entrenched. The potential pace of a rebound will partly depend on the scale of the second round of fiscal stimulus measures currently being negotiated in Congress, as well as other fiscal and tax plans of the incoming Biden administration.

We thank you for investing in the Thomas White American Opportunities Fund.

20	www.thomaswhitefunds.com

October 31, 2020

Portfolio Industry Allocation and Market Capitalization as of October 31, 2020

Industry Allocation	% of TNA
Banks	2.6%

Capital Goods	10.0%

Commercial & Professional Services	3.5%

Consumer Durables & Apparel	2.4%

Consumer Services	4.0%

Diversified Financials	3.9%

Energy	1.5%

Food, Beverage & Tobacco	1.6%

Health Care Equipment & Services	8.8%

Household & Personal Products	1.7%

Insurance	3.8%

Materials	7.7%

Media & Entertainment	2.8%

Pharmaceuticals, Biotechnology & Life Sciences	4.3%

Real Estate	6.7%

Retailing	3.5%

Semiconductors & Semiconductor Equipment	5.0%

Software & Services	11.2%

Technology Hardware & Equipment	2.8%

Transportation	3.6%

Utilities	6.9%

Cash & Other	1.7%

Total	100.0%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $34.7 billion)	15.5%

Mid Cap ($2.5 - $34.7 billion)	82.8%

Cash & Other	1.7%

Total	100.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

www.thomaswhitefunds.com	21

Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

	COMMON STOCKS (91.6%)

	BANKS (2.6%)
	Citizens Financial Group, Inc.	5,790	$157,778
	Regions Financial Corporation	20,990	279,167

			436,945

	CAPITAL GOODS (10.0%)
	Carlisle Companies Incorporated	1,320	163,509
	Cummins Inc.	1,040	228,686
	Huntington Ingalls Industries, Inc.	875	129,045
	The Middleby Corporation *	1,300	129,402
	Otis Worldwide Corp.	2,170	132,978
	Parker-Hannifin Corporation	990	206,276
	Snap-on Incorporated	1,680	264,650
	Trane Technologies PLC ^	1,900	252,225
	W.W. Grainger, Inc.	520	182,010

			1,688,781

	COMMERCIAL & PROFESSIONAL SERVICES (3.5%)
	IHS Markit Ltd. ^	2,480	200,558
	Republic Services, Inc.	2,290	201,909
	TransUnion	2,290	182,421

			584,888

	CONSUMER DURABLES & APPAREL (2.4%)
	Brunswick Corporation	2,985	190,174
	Lennar Corporation - Class A	3,150	221,225

			411,399

	CONSUMER SERVICES (4.0%)
	Aramark	4,567	126,689
	Darden Restaurants, Inc.	1,300	119,496
	Domino’s Pizza, Inc.	270	102,146
	Service Corporation International	3,440	159,306
	Vail Resorts, Inc.	740	171,710

			679,347

	DIVERSIFIED FINANCIALS (3.9%)
	Ameriprise Financial, Inc.	1,380	221,946
	Intercontinental Exchange, Inc.	2,500	236,000
	Voya Financial, Inc.	4,110	196,992

			654,938

	ENERGY (1.5%)
	Cabot Oil & Gas Corp.	7,600	135,204
	Pioneer Natural Resources Co.	1,570	124,909

			260,113

	FOOD, BEVERAGE & TOBACCO (1.6%)
	The Hershey Company	1,900	261,174

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2020

Industry	Issue	Shares	Value

	HEALTH CARE EQUIPMENT & SERVICES (8.8%)
	Boston Scientific Corporation *	5,180	$177,518
	Centene Corporation *	3,899	230,431
	The Cooper Companies, Inc.	440	140,382
	Hill-Rom Holdings, Inc.	1,980	180,318
	Laboratory Corporation of America Holdings *	1,205	240,723
	STERIS PLC ^	835	147,954
	Teleflex, Inc.	390	124,110
	Zimmer Biomet Holdings, Inc.	1,810	239,101

			1,480,537

	HOUSEHOLD & PERSONAL PRODUCTS (1.7%)
	Church & Dwight Co, Inc.	3,200	282,848

	INSURANCE (3.8%)
	Arch Capital Group Ltd. * ^	4,500	135,945
	Assurant, Inc.	1,810	225,110
	Everest Re Group, Ltd. ^	690	135,985
	The Hartford Financial Services Group, Inc.	3,540	136,361

			633,401

	MATERIALS (7.7%)
	AptarGroup, Inc.	1,640	187,108
	Ball Corporation	2,940	261,660
	Martin Marietta Materials, Inc.	1,130	300,976
	PPG Industries, Inc.	1,710	221,821
	The Sherwin-Williams Company	290	199,514
	Steel Dynamics, Inc.	4,280	134,734

			1,305,813

	MEDIA & ENTERTAINMENT (2.8%)
	Altice USA, Inc. - Class A *	4,500	121,275
	Match Group, Inc. *	1,810	211,372
	Twitter, Inc. *	3,410	141,037

			473,684

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (4.3%)
	Agilent Technologies, Inc.	3,960	404,276
	Alexion Pharmaceuticals, Inc. *	850	97,869
	Charles River Laboratories International, Inc. *	965	219,731

			721,876

	RETAILING (3.5%)
	AutoZone, Inc. *	254	286,761
	Ross Stores, Inc.	3,540	301,502

			588,263

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
	Analog Devices, Inc.	1,590	188,462
	KLA Corporation	1,210	238,588
	Lam Research Corporation	1,200	410,496

			837,546

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

SOFTWARE & SERVICES (11.2%)
	Akamai Technologies, Inc. *	1,320	$125,558
	Cadence Design Systems, Inc. *	3,645	398,654
	FleetCor Technologies Inc. *	830	183,355
	Fortinet, Inc. *	2,030	224,051
	Global Payments Inc.	2,005	316,269
	Intuit Inc.	985	309,960
	Synopsys, Inc. *	1,520	325,067

			1,882,914

TECHNOLOGY HARDWARE & EQUIPMENT (2.8%)
	Arista Networks Inc. *	1,080	225,612
	Motorola Solutions, Inc.	1,590	251,315

			476,927

TRANSPORTATION (3.6%)
	Kansas City Southern	1,040	183,186
	Old Dominion Freight Line, Inc.	1,195	227,492
	XPO Logistics, Inc. *	2,210	198,900

			609,578

UTILITIES (6.9%)
	Alliant Energy Corporation	3,770	208,405
	Ameren Corporation	3,220	261,206
	CMS Energy Corporation	3,590	227,355
	DTE Energy Company	950	117,249
	Pinnacle West Capital Corp.	1,365	111,343
	Xcel Energy, Inc.	3,420	239,503

			1,165,061

Total Common Stocks		(Cost $11,138,981)	15,436,033

REAL ESTATE INVESTMENT TRUSTS (REITs) (6.7%)

REAL ESTATE (6.7%)
	AvalonBay Communities, Inc.	1,105	153,739
	Boston Properties, Inc.	1,585	114,770
	Crown Castle International Corp.	1,010	157,762
	Digital Realty Trust, Inc.	1,330	191,919
	Duke Realty Corp.	3,540	134,485
	Medical Properties Trust Inc.	10,500	187,110
	Prologis, Inc.	1,890	187,488

			1,127,273

Total REITs		(Cost $1,122,581)	1,127,273

Total Investments	98.3%	(Cost $12,261,562)	$16,563,306
Other Assets, Less Liabilities	1.7%		289,738
Total Net Assets:	100.0%		$16,853,044

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2020

PLC  Public Limited Company

*	Non-Income Producing Securities

^	Foreign Issued Securities

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	25

Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of October 31, 2020, in valuing the American Opportunities Fund’s assets:

	Level 1	Level 2	Level 3	Total

Common Stocks

Banks	$ 436,945	$-------	$-------	$ 436,945

Capital Goods	1,688,781	-------	-------	1,688,781

Commercial & Professional Services	584,888	-------	-------	584,888

Consumer Durables & Apparel	411,399	-------	-------	411,399

Consumer Services	679,347	-------	-------	679,347

Diversified Financials	654,938	-------	-------	654,938

Energy	260,113	-------	-------	260,113

Food, Beverage & Tobacco	261,174	-------	-------	261,174

Health Care Equipment & Services	1,480,537	-------	-------	1,480,537

Household & Personal Products	282,848	-------	-------	282,848

Insurance	633,401	-------	-------	633,401

Materials	1,305,813	-------	-------	1,305,813

Media & Entertainment	473,684	-------	-------	473,684

Pharmaceuticals, Biotechnology & Life Sciences	721,876	-------	-------	721,876

Retailing	588,263	-------	-------	588,263

Semiconductors & Semiconductor Equipment	837,546	-------	-------	837,546

Software & Services	1,882,914	-------	-------	1,882,914

Technology Hardware & Equipment	476,927	-------	-------	476,927

Transportation	609,578	-------	-------	609,578

Utilities	1,165,061	-------	-------	1,165,061
Total Common Stocks	$15,436,033	$-------	$-------	$15,436,033
REITs

Real Estate	$ 1,127,273	$-------	$-------	$ 1,127,273
Total REITs	$ 1,127,273	$-------	$-------	$ 1,127,273
Total Investments	$16,563,306	$-------	$-------	$16,563,306

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

26	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2020

	International Fund		American Opportunities Fund

ASSETS:

Investments in securities at market value[1,2]	$	73,623,088	$	16,563,306

Foreign currency[3]		6		-------

Cash		474,855		310,815

Receivables:

Securities Lending		28		-------

Dividends and interest		141,155		6,244

Reclaims		1,426,033		2,927

Fund shares sold		5,505		1,190

Prepaid expenses and other assets		30,859		12,777

Total assets		75,701,529		16,897,259

LIABILITIES:

Management and administrative fees payable (Note 4)		29,130		7,850

Business management fees payable (Note 4)		2,369		532

Trustee fees payable		9,883		2,355

Payable for fund shares redeemed		20,005		-------

Accrued fund accounting and fund administration fees		17,479		4,639

Accrued custody fees		32,443		891

Accrued printing and mailing expenses		14,718		3,502

Accrued professional fees		28,541		21,942

Accrued shareholder servicing fees		13,205		2,459

Accrued expenses and other liabilities		1,763		45

Total liabilities		169,536		44,215

Net Assets	$	75,531,993	$	16,853,044

NET ASSETS

Source of Net Assets:

Net capital paid in on shares of beneficial interest	$	61,492,101	$	12,542,632

Total distributable earnings		14,039,892		4,310,412

Net assets	$	75,531,993	$	16,853,044

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2020

	International Fund		American Opportunities Fund

INVESTOR CLASS SHARES

Net assets	$	17,982,931	$	16,853,044

Shares outstanding[4]		1,242,647		1,301,316

Net asset value and offering price per share	$	14.47	$	12.95

CLASS I SHARES

Net assets	$	57,549,062

Shares outstanding[4]		3,989,385

Net asset value and offering price per share	$	14.43

1 Cost Basis of Investments: International Fund: $56,927,652 American Opportunities Fund: $12,261,562

2 Value of securities out on loan at 10/31/2020: International Fund: $924

3 Cost Basis of Cash denominated in foreign currencies: International Fund: $6

4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

28	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2020

	International Fund		American Opportunities Fund

INVESTMENT INCOME

Income:

Dividends[1]	$	1,729,188	$	381,033

Interest		874		-------

Securities lending income (Note 1)		341		-------

Other income		1,613		-------

Total investment income		1,732,016		381,033

Expenses (Note 1(B)):

Investment management fees (Note 4)		778,020		211,220

Business management fees (Note 4)		32,036		8,697

Fund accounting and fund administration fees		104,370		32,699

Custodian fees		64,150		10,927

Shareholder servicing fees		82,696		18,993

Trustees’ fees and expenses		51,909		14,352

Professional fees		110,305		47,297

Registration fees		42,732		28,010

Printing and mailing expenses		41,986		8,901

Administrative service fee (Note 4)		31,518		26,779

Other expenses		57,148		16,918

Total expenses		1,396,870		424,793

Reimbursement from Advisor (Note 4)		(429,600)		(90,817)

Net expenses		967,270		333,976

Net investment income		764,746		47,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency translation		(1,468,830)		8,765,420

Net change in unrealized depreciation on investments and foreign currency transactions		(462,365)		(8,594,140)

Net realized and unrealized gain (loss)		(1,931,195)		171,280

Net increase (decrease) in net assets resulting from operations	$	(1,166,449)	$	218,337

1 Net of issuance fees and/or foreign tax withheld of: International Fund: $193,841 American Opportunities Fund: $1,047

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund

	Year Ended October 31,

		2020		2019

Change in net assets from operations:

Net investment income	$	764,746	$	2,908,280

Net realized gain (loss) on investments and foreign currency translation		(1,468,830)		2,375,583

Net change in unrealized appreciation (depreciation) on investments and foreign currency translation		(462,365)		8,636,772

Net increase (decrease) in net assets from operations		(1,166,449)		13,920,635

Distributions:

Distributable earnings - Investor Class		(291,968)		(913,958)

Distributable earnings - Class I		(1,135,834)		(3,480,694)

Total distributions		(1,427,802)		(4,394,652)

Fund share transactions (Note 3)		(40,990,287)		(101,060,937)

Total decrease in net assets		(43,584,538)		(91,534,954)

Net assets:

Beginning of year		119,116,531		210,651,485

End of year	$	75,531,993	$	119,116,531

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund

	Year Ended October 31,

		2020		2019

Change in net assets from operations:

Net investment income	$	47,057	$	97,534

Net realized gain on investments		8,765,420		790,401

Net change in unrealized appreciation (depreciation) on investments		(8,594,140)		4,586,611

Net increase in net assets from operations		218,337		5,474,546

Total distributions from distributable earnings		(4,247,427)		(1,210,521)

Fund share transactions (Note 3)		(24,883,766)		532,437

Total increase (decrease) in net assets		(28,912,856)		4,796,462

Net assets:

Beginning of year		45,765,900		40,969,438

End of year	$	16,853,044	$	45,765,900

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class

		Year Ended October 31,
		2020		2019		2018		2017		2016

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	14.80	$	13.86	$	17.88	$	14.97	$	15.77

Income from investment operations:

Net investment income [1]		0.10		0.32		0.25		0.14		0.17

Net realized and unrealized gains/(losses)		(0.22)		1.15		(2.44)		3.30		(0.81)

Total from investment operations		(0.12)		1.47		(2.19)		3.44		(0.64)

Distributions:

From net investment income		(0.21)		(0.23)		(0.29)		(0.28)		(0.16)

From net realized gains		-------		(0.30)		(1.54)		(0.25)		-------

Total Distributions		(0.21)		(0.53)		(1.83)		(0.53)		(0.16)

Change in net asset value for the year		(0.33)		0.94		(4.02)		2.91		(0.80)

Net asset value, end of year	$	14.47	$	14.80	$	13.86	$	17.88	$	14.97

Total Return		(0.86)%		10.59%		(12.01)%		23.06%		(4.08)%

Ratios/supplemental data

Net assets, end of year ($000)	$	17,983	$	26,331	$	29,473	$	43,811	$	187,408

Ratio to average net assets:

Expenses (net of reimbursement)		1.24%		1.24%		1.24%		1.24%		1.24%

Expenses (prior to reimbursement)		1.63%		1.63%		1.34%		1.36%		1.33%

Net investment income (net of reimbursement)		0.71%		2.17%		1.32%		0.90%		1.16%

Net investment income (prior to reimbursement)		0.32%		1.78%		1.22%		0.78%		1.07%

Portfolio turnover rate [2]		24%		43%		38%		48%		60%

1	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

2	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I

		Year Ended October 31,
		2020		2019		2018		2017		2016

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	14.75	$	13.81	$	17.79	$	14.98	$	15.78

Income from investment operations:

Net investment income [1]		0.13		0.35		0.27		0.25		0.23

Net realized and unrealized gains/(losses)		(0.20)		1.16		(2.42)		3.22		(0.83)

Total from investment operations		(0.07)		1.51		(2.15)		3.47		(0.60)

Distributions:

From net investment income		(0.25)		(0.27)		(0.29)		(0.41)		(0.20)

From net realized gains		-------		(0.30)		(1.54)		(0.25)		-------

Total Distributions		(0.25)		(0.57)		(1.83)		(0.66)		(0.20)

Change in net asset value for the year		(0.32)		0.94		(3.98)		2.81		(0.80)

Net asset value, end of year	$	14.43	$	14.75	$	13.81	$	17.79	$	14.98

Total Return		(0.54)%		10.90%		(11.80)%		23.23%		(3.81)%

Ratios/supplemental data

Net assets, end of year ($000)	$	57,549	$	92,785	$	181,179	$	277,287	$	384,017

Ratio to average net assets:

Expenses (net of reimbursement)		0.99%		0.99%		0.99%		0.99%		0.99%

Expenses (prior to reimbursement)		1.49%		1.40%		1.18%		1.14%		1.10%

Net investment income (net of reimbursement)		0.88%		2.42%		1.53%		1.53%		1.53%

Net investment income (prior to reimbursement)		0.38%		2.01%		1.34%		1.38%		1.42%

Portfolio turnover rate [2]		24%		43%		38%		48%		60%

1	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

2	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class

		Year Ended October 31,
		2020		2019		2018		2017		2016

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	17.46	$	15.81	$	16.49	$	14.91	$	15.60

Income from investment operations:

Net investment income		0.03 [1]		0.04 [1]		0.06 [1]		0.04 [1]		0.11 [2]

Net realized and unrealized gains/(losses)		(0.44)		2.08		----		3.00		(0.44)

Total from investment operations		(0.41)		2.12		0.06		3.04		(0.33)

Distributions:

From net investment income		(0.03)		(0.03)		(0.05)		(0.14)		(0.00)[3]

From net realized gains		(4.07)		(0.44)		(0.69)		(1.32)		(0.36)

Total Distributions		(4.10)		(0.47)		(0.74)		(1.46)		(0.36)

Change in net asset value for the year		(4.51)		1.65		(0.68)		1.58		(0.69)

Net asset value, end of year	$	12.95	$	17.46	$	15.81	$	16.49	$	14.91

Total Return		(2.87)%		13.37%		0.50%		20.45%		(2.12)%

Ratios/supplemental data

Net assets, end of year ($000)	$	16,853	$	45,766	$	40,969	$	41,433	$	36,816

Ratio to average net assets:

Expenses (net of reimbursement/recoupment)		1.34%		1.34%		1.34%		1.19%		1.20%

Expenses (prior to reimbursement/recoupment)		1.71%		1.55%		1.43%		1.19%		1.20%

Net investment income (net of reimbursement/recoupment)		0.19%		0.23%		0.31%		0.28%		0.78%

Net investment income/(loss) (prior to reimbursement/recoupment)		(0.18)%		0.02%		0.22%		0.28%		0.78%

Portfolio turnover rate		31%		20%		21%		29%		60%

1	Net investment income per share represents net investment income divided by shares outstanding throughout the period.

2	Per share net investment income was calculated prior to tax adjustments.

3	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Year Ended October 31, 2020

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of shares (collectively referred to as the “Funds,” and each a “Fund”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. Class A and Class C shares of the International Fund closed on February 28, 2017 and, effective at the close of business on that date, the outstanding Class A and Class C shares of those Funds were converted to Class I shares, as applicable. The investment objective of each Fund is to seek long-term capital growth. The International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies.

The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value under the Trust’s Valuation Procedures as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2020, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and, for the International Fund, adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market

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Notes to Financial Statements Year Ended October 31, 2020

participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the International Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently include administration fees, administrative services fees, printing expenses, registration fees and transfer agent fees, are recorded to the specific class.

For the year ended October 31, 2020, the multi-class fund expenses per class are as follows:

International Fund	Investor Class	Class I	Total

Expenses:

Investment management fees	$195,275	$582,745	$778,020

Business management fees	8,040	23,996	32,036

Fund accounting and fund administration fees	26,409	77,961	104,370

Custodian fees	16,222	47,928	64,150

Shareholder servicing fees	21,018	61,678	82,696

Trustees’ fees and expenses	12,752	39,157	51,909

Professional fees	28,548	81,757	110,305

Registration fees	10,743	31,989	42,732

Printing and mailing expenses	10,491	31,495	41,986

Administrative service fee	31,518	-------	31,518

Other expenses	14,502	42,646	57,148

Total expenses	375,518	1,021,352	1,396,870

Reimbursement of management fees	(89,672)	(267,533)	(357,205)

Reimbursement of class specific expenses	--------	(72,395)	(72,395)

Reimbursement from Advisor	(89,672)	(339,928)	(429,600)

Net expenses	$285,846	$681,424	$967,270

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Notes to Financial Statements Year Ended October 31, 2020

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class within the Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency translation include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the

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Notes to Financial Statements Year Ended October 31, 2020

financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2020, open Federal tax years include the tax years ended October 31, 2017 through 2020. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15%, there were no material accruals at period end.

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in

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Notes to Financial Statements Year Ended October 31, 2020

the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

A Fund that lends that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for the Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent, Northern Trust, in accordance with pre-established guidelines as set forth in the securities lending agreement. The cash collateral would be invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and would be shown on the investment portfolio for the International Fund. The cash collateral, if any, is reflected in the Fund’s Statement of Assets and Liabilities in the line item labeled “Investments in securities at market value”. Non-cash collateral is not shown in the Fund’s investment portfolio nor disclosed in the Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2020 are as follows:

Fund	Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
International Fund	$924	$0	$1,032	$1,032

*	Funds cannot repledge or dispose of this collateral, nor do the Funds earn any income or receive dividends with respect to this collateral.

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Notes to Financial Statements Year Ended October 31, 2020

The International Fund has earned income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Income Earned
International Fund	$341

The Fund adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. There were no such obligations at October 31, 2020.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The redemption fees were included in net capital paid (Note 3).

(K) REAL ESTATE INVESTMENT TRUSTS

The American Opportunities Fund has made certain investments in real estate investment trusts (“REITs”), which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The American Opportunities Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the distributions received by the shareholders of the American Opportunities Fund may also be designated as a return of capital.

NOTE 2. SIGNIFICANT SHAREHOLDERS (Unaudited)

The following table indicates the number of shareholders who held a significant portion (greater than 5%) of the shares of each Class’s outstanding shares as of October 31, 2020. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	Aggregate % Held of Class
International Fund	Investor Class	2	14.6%

International Fund	Class I	1	22.0%

American Opportunities Fund	Investor Class	4	82.5%

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Notes to Financial Statements Year Ended October 31, 2020

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2020, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund

	Year Ended October 31, 2020				Year Ended October 31, 2019

	Investor Class				Investor Class

	Shares		Amount		Shares		Amount

Shares sold	42,668	$	604,815		42,656	$	632,972

Shares issued on reinvestment of dividends & distributions	16,963		256,494		55,834		825,230

Other transactions			28	^			-------

Shares redeemed	(596,415)		(8,654,840	)^^	(446,081)		(6,467,395	)^^^

Net decrease	(536,784)	$	(7,793,503)		(347,591)	$	(5,009,193)

Shares outstanding:

Beginning of year	1,779,431				2,127,022

End of year	1,242,647				1,779,431

^ Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

^^ Net redemption fees of $407.

^^^ Net redemption fees of $10.

	Year Ended October 31, 2020				Year Ended October 31, 2019

	Class I				Class I

	Shares		Amount		Shares		Amount

Shares sold	799,606	$	10,421,339		1,507,762	$	21,036,522

Shares issued on reinvestment of dividends & distributions	42,283		637,238		140,570		2,022,012

Other transactions			1,042	^			-------

Shares redeemed	(3,142,595)		(44,256,403	)^^	(8,474,715)		(119,110,278	)^^^

Net decrease	(2,300,706)	$	(33,196,784)		(6,826,383)	$	(96,051,744)

Shares outstanding:

Beginning of year	6,290,091				13,116,474

End of year	3,989,385				6,290,091

Total net decrease		$	(40,990,287)			$	(101,060,937)

^ Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

^^ Net redemption fees of $16.

^^^ Net redemption fees of $9.

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Notes to Financial Statements Year Ended October 31, 2020

American Opportunities Fund

	Year Ended October 31, 2020			Year Ended October 31, 2019

	Investor Class			Investor Class

	Shares		Amount	Shares		Amount

Shares sold	93,260	$	1,359,812	13,294	$	215,109

Shares issued on reinvestment of dividends & distributions	267,442		3,548,952	65,657		1,151,620

Other transactions			—			437	^

Shares redeemed	(1,680,301)		(29,792,530)	(48,636)		(834,729)

Total net increase (decrease)	(1,319,599)	$	(24,883,766)	30,315	$	532,437

Shares outstanding:

Beginning of year	2,620,915			2,590,600

End of year	1,301,316			2,620,915

^ Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2020, the International Fund and American Opportunities Fund paid the Advisor $778,020 and $211,220, respectively, in investment management fees.

During the year ended October 31, 2020, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I
International Fund	1.24%	0.99%

American Opportunities Fund	1.34%	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any previously waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed either (i) the current expense limitation or (ii) the expense limitation in effect at the time the expense is waived, provided the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2020, the Advisor did not recoup any previously waived expenses.

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Notes to Financial Statements Year Ended October 31, 2020

As of October 31, 2020, the Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Year Incurred Expiration	10/31/2018 10/31/2021	10/31/2019 10/31/2022	10/31/2020 10/31/2023	Remaining Recoverable Amount
International Fund - Investor Class	$47,574	$107,470	$89,672	$244,716

International Fund - Class I	465,425	390,838	339,928	1,196,191

Total Fund	$512,999	$498,308	$429,600	$1,440,907

American Opportunities Fund - Investor Class	$37,957	$88,392	$90,817	$217,166

Total Fund	$37,957	$88,392	$90,817	$217,166

The Funds and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), are parties to a Fund Administration Servicing Agreement. Fund Services provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust, as well as either providing the Trust with or procuring for the Trust the services of a Chief Compliance Officer in accordance with Rule 38a-1 of the 1940 Act, in the event so requested. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets, accrued on a daily basis and paid to the Advisor on a monthly basis. For the year ended October 31, 2020, for the services provided under the Business Management Agreement, the International Fund and American Opportunities Fund paid the Advisor $32,036 and $8,697, respectively.

The Funds have adopted an Administrative Services Plan (the “Plan”) pursuant to which the Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Plan, Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the year ended October 31, 2020, fees incurred by the International Fund, and American Opportunities Fund pursuant to the Administrative Services Plan were $31,518 and $26,779, respectively, for Investor Class.

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Notes to Financial Statements Year Ended October 31, 2020

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund. U.S. Bank, N.A. (“U.S. Bank”) is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - Fund Services serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, Fund Services is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended October 31, 2020, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$21,595,472	$62,438,852

American Opportunities Fund	$7,809,156	$36,575,521

The American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2020. The International Fund did not directly purchase or sell long term U.S. Government securities, except for purposes of securities lending during the year ended October 31, 2020.

At October 31, 2020, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Fund	$57,568,480	$19,909,146	$(3,854,538)	$16,054,608

American Opportunities Fund	$12,252,894	$4,815,251	$(504,839)	$4,310,412

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2020, the Funds’ tax year-end.

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Notes to Financial Statements Year Ended October 31, 2020

As of October 31, 2020, the following table shows the reclassifications made:

Fund	Distributable Earnings	Paid-In Capital
International Fund	$2,471	$(2,471)

American Opportunities Fund	$(4,583,966)	$4,583,966

At October 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$-------	$-------	$16,054,608	$(2,014,716)	$14,039,892

American Opportunities Fund	$-------	$-------	$4,310,412	$-------	$4,310,412

As of October 31, 2020, the International Fund had $2,074,970 in short-term capital loss carry forwards with no expiration.

The tax character of distributions paid during the periods shown below were as follows:

Year Ended October 31, 2020

	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$1,425,332	$2,470	$-------	$1,427,802

American Opportunities Fund	$35,071	$-------	$4,212,356	$4,247,427

Year Ended October 31, 2019

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$2,065,657	$-------	$2,328,995	$4,394,652

American Opportunities Fund	$72,290	$335,290	$802,941	$1,210,521

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Notes to Financial Statements Year Ended October 31, 2020

NOTE 7. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2020 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

46	www.thomaswhitefunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders of and

The Board of Trustees of

Lord Asset Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Thomas White International Fund and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

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Report of Independent Registered Public Accounting Firm

the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2020

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2020 as follows:

Fund	Share Class	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	Investor Class	$480,803	$48,338	$0.0389

International Fund	Class I	$1,434,460	$144,213	$0.0361

QUALIFIED DIVIDEND INCOME

For the fiscal year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends received from ordinary income designated as qualified dividend income was as follows:

International Fund	100.00%

American Opportunities Fund	100.00%

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020 was as follows:

International Fund	1.84%

American Opportunities Fund	100.00%

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction for each share owned on record dates December 19, 2019 and October 26, 2020, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

Fund	Share Class	Foreign Tax Credit/Deduction	Foreign Tax Credit/Deduction per share
International Fund	Investor Class	$46,386	$0.0373

International Fund	Class I	$138,392	$0.0347

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2020 through October 31, 2020 for the Funds’ Investor Class and Class I, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)

	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period	Ending Account Value October 31, 2020	Expenses Paid During Period

International Fund
Investor Class Shares	1.24%	$1,000.00	$1,174.30	$6.78	$1,018.90	$6.29

Class I Shares	0.99%	$1,000.00	$1,176.00	$5.42	$1,020.16	$5.03

American Opportunities Fund
Investor Class	1.34%	$1,000.00	$1,135.20	$7.19	$1,018.40	$6.80

*

Expenses for the International and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Additionally, you may obtain copies of Forms from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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Lord Asset Management Trust

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund (the “Program”). The Program is overseen by Thomas White International, Ltd. (the “Program Administrator”), the Funds’ investment adviser, through the Program Administrator’s Liquidity Risk Committee. The Funds’ Board of Trustees (“Board”) has approved the designation of the Program Administrator to oversee the Program. The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to timely meet its redemption obligations. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions. At a meeting of the Board held on June 15, 2020, the Program Administrator provided a written report to the Board addressing the operation, adequacy and effectiveness of implementation of the Program for the period from June 1, 2019 through March 31, 2020. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator determined, and reported to the Board, that the Program had been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ Prospectus or Statement of Additional Information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2020

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee & Officers who are not Trustees:

Douglas M. Jackman 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 53	Trustee, President	2 Years	President of Thomas White International, Ltd. (since 1995)	2	None

David M. Sullivan II 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 48	Vice President and Treasurer	20 years	Treasurer of the Thomas White Funds; Executive Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 40	Secretary and Chief Compliance Officer	9 years	Senior Vice President of Thomas White International, Ltd.	N/A	N/A

Independent Trustees:

Arthur J. Fiocco, Jr. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 63	Trustee	5 Years	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a Director (since 2015)).	2	None

Geri Sands Hansen 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 59	Trustee	2 Years	Retired; Co-Founder and Chief Investment Officer of Attucks Asset Management, LLC (2001-2015).	2	None

Elizabeth G. Montgomery 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 76	Trustee	19 years	Retired; former President, Graham Group (management consulting).	2	None

Robert W. Thomas 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 76	Trustee	14 years	Retired; former President of Thomas Laboratories, Inc. (pharmaceutical company).	2	None

John N. Venson 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 73	Trustee	26 years	Retired; former Dean of the California School of Podiatric Medicine (2008-2017); Doctor of Podiatric Medicine.	2	None

William H. Woolverton 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 69	Trustee, Chairman	5 Years	Private investor and Investment Management consultant (since 2019); Managing Director of DMS Governance Ltd. (fund governance) (2016-2019).	2	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	Maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	Maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

V. Limiting the Information We Can Share

Please call us at (312) 663-8300 or email us at info@thomaswhite.com if you would like us to limit:

•	The sharing of information about your creditworthiness to our affiliates for their everyday business purposes;

•	Our affiliates using your information to market to you; or

•	The sharing of your information to non-affiliates to market to you.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

William H. Woolverton

Chairman of the Board

Arthur J. Fiocco, Jr.

Trustee

Geri Sands Hansen

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman

President and Trustee

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISOR

Thomas White International, Ltd.

425 S Financial Place, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Vedder Price P.C.

Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$34,000	$51,000
Audit-Related Fees	-	-
Tax Fees	$6,000	$9,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a of a date within 90 days prior to the filing date (the “Filing Date”) of this form N-CSR (the “Report”), the Registrant’s President and Treasurer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the

2

Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s President and Treasurer, as appropriate, to allow timely decisions regarding required disclosures.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)* /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date- January 6, 2021

By (Signature and Title)*- /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date- January 6, 2021

4